Exhibit 99.1

MEDLEY MANAGEMENT INC. REPORTS

THIRD QUARTER 2015 RESULTS AND DECLARES $0.20 PER SHARE DIVIDEND

NEW YORK, November 16, 2015 (GLOBE NEWSWIRE) -- Medley Management Inc. (NYSE: MDLY) today reported its financial results for the three months ended September 30, 2015.

Highlights

•	Total assets under management were $4.0 billion
•	Fee earning assets under management were $3.4 billion
•	Core Net Income Per Share was $0.01 for Q3 2015
•	U.S. GAAP net income attributable to Medley Management Inc. was $0.04 per share for Q3 2015
•	Declared $0.20 per share dividend for Q3 2015 payable on December 4, 2015

•	Raised over $500 million of new institutional AUM following quarter-end

“We are pleased with our performance at Medley over the past year. We now have over $4.5 billion of AUM at the firm, having raised over $500 million from institutional investors already this current quarter,” said Seth Taube, Co-Chief Executive Officer of Medley Management Inc. “For the September quarter, our overall financial results were impacted by significant market volatility. Despite the challenging market environment, our underlying business remains strong, and this same market volatility is creating an increasingly attractive backdrop to deploy capital.”

Standalone Results of Operations for the Three Months Ended September 30, 2015

Management fees increased by 3%, or $0.5 million, to $18.1 million for the three months ended September 30, 2015 as compared to $17.6 million for the same period in 2014. This increase was offset by a reversal in performance fee revenue and a decrease in other income and fees to $(12.7) million for the three months ended September 30, 2015 compared to $6.2 million for the same period in 2014. The decrease of performance fee revenue was due primarily to the reversal of performance fees of our private funds as a result of a decrease in the asset values within their underlying portfolios. Total revenues decreased by 77%, or $18.4 million, to $5.4 million for the three months ended September 30, 2015 compared to $23.8 million for the same period in 2014. Exclusive of the impact of performance fees, total revenues would have decreased by 2%, or $0.4 million, to $20.0 million for the three months ended September 30, 2015 compared to $20.4 million for the same period in 2014.

Total expenses decreased by 53%, or $4.3 million, to $3.9 million for the three months ended September 30, 2015 compared to $8.2 million for the same period in 2014. The decrease was due primarily to reversals in performance fee compensation. Exclusive of performance fee compensation, total expenses would have decreased by 17%, or $1.6 million, to $7.5 million for the three months ended September 30, 2015 compared to $9.1 million for the same period in 2014.

Total other expense, net increased by $0.9 million to $2.8 million for the three months ended September 30, 2015 compared to $1.9 million for the same period in 2014. The increase was due primarily to a $0.8 million increase in other expenses.

Pre-Tax Core Net Income decreased by $12.8 million, to $0.5 million for the three months ended September 30, 2015 compared to the same period in 2014. Core Net Income Per Share was $0.01 per share for the three months ended September 30, 2015, compared to $0.25 per share for the same period in 2014. Exclusive of the impact of performance fees1, Pre-Tax Core Net Income would have decreased by $1.3 million, to $8.3 million for the three months ended September 30, 2015 compared to the same period in 2014. Exclusive of the impact of performance fees1, Core Net Income Per Share would have been $0.16 per share for the three months ended September 30, 2015, compared to $0.18 per share for the same period in 2014.

Core EBITDA decreased by $12.6 million, to $2.8 million for the three months ended September 30, 2015 compared to $15.4 million for the same period in 2014. Exclusive of the impact of performance fees1, Core EBITDA would have decreased by $1.2 million, to $10.5 million for the three months ended September 30, 2015 compared to $11.7 million for the same period in 2014.

Standalone Results of Operations for the Nine Months Ended September 30, 2015

Management fees increased by 19%, or $9.1 million, to $56.6 million for the nine months ended September 30, 2015 compared to $47.5 million for the same period in 2014. This increase was offset by a decrease in performance fee revenue and other income and fees to $(5.1) million for the nine months ended September 30, 2015 compared to $18.7 million for the same period in 2014. Total revenues decreased by 22%, or $14.7 million, to $51.4 million for the nine months ended September 30, 2015 compared to $66.2 million for the same period in 2014. Exclusive of performance fees, total revenues would have increased by 13%, or $7.4 million, to $62.1 million for the nine months ended September 30, 2015 compared to $54.7 million for the same period in 2014.

Total expenses decreased by 14% or, $4.4 million, to $25.7 million for the nine months ended September 30, 2015 compared to $30.1 million for the same period in 2014. The variance was due primarily to reversals in performance fee compensation. Exclusive of performance fee compensation, total expenses would have increased by 9% or $2.5 million to $30.3 million for the nine months ended September 30, 2015 compared to $27.8 million for the same period in 2014.

Total other expense, net increased by $2.3 million to $6.8 million for the nine months ended September 30, 2015 compared to $4.4 million for the same period in 2014. The increase was due primarily to a $3.0 million increase in interest expense.

Pre-Tax Core Net Income decreased by 18%, or $5.5 million, to $25.4 million for the nine months ended September 30, 2015 compared to $30.9 million for the same period in 2014. Core Net Income Per Share decreased by 17% to $0.48 per share for the nine months ended September 30, 2015, compared to $0.58 per share for the same period in 2014. Exclusive of the impact of performance fees1, Pre-Tax Core Net Income would have increased by 20%, or $4.7 million, to $28.6 million for the nine months ended September 30, 2015 compared to $23.9 million for the same period in 2014. Exclusive of the impact of performance fees1, Core Net Income Per Share would have increased by 18% to $0.53 per share for the nine months ended September 30, 2015, compared to $0.45 per share for the same period in 2014

Core EBITDA decreased by $2.5 million to $32.1 million for the nine months ended September 30, 2015 compared to $34.6 million for the same period in 2014. Exclusive of the impact of performance fees1, Core EBITDA would have increased by $7.7 million to $35.2 million for the nine months ended September 30, 2015 compared to $27.5 million for the same period in 2014.

Investor Contact	Media Contact

Sam Anderson	Liz Bruce – Fitzroy Communications
212.759.0777	212.498.9197

1 The impact of performance fees on our standalone income statement includes the impact of performance fee revenue, performance fee compensation and the portion of net income attributable to non-controlling interests in consolidated subsidiaries relating to performance fee revenue.

Medley has also provided additional information in its Third Quarter 2015 Earnings Presentation, which can be viewed at www.mdly.com under “Investor Relations – Events/Investor Presentations.”

Note: The financial results prior to September 29, 2014 reflect those of our operating subsidiaries, Medley LLC and Medley GP Holdings LLC and their consolidated subsidiaries prior to our initial public offering (“IPO”) and the related reorganization.

Key Performance Indicators:

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	(unaudited)		(unaudited)
	2015	2014	2015	2014
	(Amounts in thousands, except AUM, share and per share data)
Consolidated Financial Data:
Net income attributable to Medley Management Inc. and non-controlling interests in Medley LLC	$1,057	$12,513	$18,161	$28,482

Standalone Data:
Pre-Tax Core Net Income (1)	$540	$13,297	$25,434	$30,925
Core Net Income (1)	701	12,713	22,877	29,858
Core EBITDA (2)	2,790	15,416	32,110	34,594
Core Net Income Per Share (3)	$0.01	$0.25	$0.48	$0.58
Core Net Income Margin (4)	5.7%	31.8%	28.2%	26.6%
Pro-Forma Weighted Average Shares Outstanding (5)	30,455,796	30,484,637	30,456,326	30,484,693

Other Data (at period end, in millions):
AUM	$4,002	$3,635	$4,002	$3,635
Fee Earning AUM	3,401	3,036	3,401	3,036

(1)	Pre-Tax Core Net Income is calculated as Core Net Income before income taxes. Core Net Income reflects standalone net income attributable to Medley Management Inc. and non-controlling interests in Medley LLC adjusted to exclude reimbursable expenses associated with the launch of funds, certain one-time severance costs and stock-based compensation associated with restricted stock units that were granted in connection with our IPO. In addition, for the three and nine months ended September 30, 2014, Core Net Income includes the pro-forma adjustment to reflect guaranteed payments to Medley LLC members as compensation expense, that, prior to our reorganization and IPO, were recorded as distributions from members’ capital. Please refer to the reconciliation of Core Net Income to Net income attributable to Medley Management Inc. and non-controlling interests in Medley LLC in Exhibit B for additional details.

(2)	Core EBITDA is calculated as Core Net Income before interest expense, income taxes and depreciation. Please refer to the reconciliation of Core EBITDA to Net income attributable to Medley Management Inc. and non-controlling interests in Medley LLC in Exhibit B for additional details.

(3)	Core Net Income Per Share is calculated as Core Net Income, adjusted for the income tax effect of assuming that all of our pre-tax earnings are subject to federal, state and local corporate income taxes, divided by Pro-Forma Weighted Average Shares Outstanding (as defined below). We assumed an effective corporate tax rate of 43.0% for all periods presented. Please refer to the calculation of Core Net Income Per Share in Exhibit B and C for additional details.

(4)	Core Net Income Margin equals Core Net Income Per Share divided by total standalone revenue per share for the respective periods presented.

(5)	The calculation of Pro-Forma Weighted Average Shares Outstanding assumes the conversion by the pre-IPO holders of 23,333,333 Medley LLC units for 23,333,333 shares of Class A common stock at the beginning of each period presented and, at the beginning of each period in 2014, the issuance of 6,000,000 shares of Class A common stock in connection with our IPO and the grant of 1,151,389 restricted stock units in connection with our IPO, adjusted for actual forfeitures and additional grants during the period.

Fee Earning AUM

The table below presents the quarter to date roll forward of our total fee earning AUM:

				% of AUM
	Permanent	Long-dated		Permanent	Long-dated
	Capital	Private Funds		Capital	Private Funds
	Vehicles	and SMAs	Total	Vehicles	and SMAs
	(Dollars in millions)
Beginning balance, June 30, 2015	$2,241	$1,109	$3,350	67%	33%
Commitments	143	21	164
Capital reduction	(12)	-	(12)
Distributions	(32)	(18)	(50)
Change in fund value	(34)	(17)	(51)
Ending balance, September 30, 2015	$2,306	$1,095	$3,401	68%	32%

Total fee earning AUM increased by 2%, or $51 million, to $3.4 billion at September 30, 2015 compared to June 30, 2015. The permanent capital vehicles’ share of fee earning AUM increased to 68% at September 30, 2015 compared to 67% at June 30, 2015.

The table below presents the year-to-date roll forward of our total fee earning AUM:

				% of AUM
	Permanent	Long-dated		Permanent	Long-dated
	Capital	Private Funds		Capital	Private Funds
	Vehicles	and SMAs	Total	Vehicles	and SMAs
	(Dollars in millions)
Beginning balance, December 31, 2014	$2,047	$1,011	$3,058	67%	33%
Commitments	360	209	569
Capital reduction	(22)	(17)	(39)
Distributions	(104)	(86)	(190)
Change in fund value	25	(22)	3
Ending balance, September 30, 2015	$2,306	$1,095	$3,401	68%	32%

Total fee earning AUM increased by 11%, or $342 million, to $3.4 billion at September 30, 2015 compared to December 31, 2014. The permanent capital vehicles’ share of fee earning AUM increased to 68% at September 30, 2015 compared to 67% at December 31, 2014.

Dividend Declaration

On November 12, 2015, the Company’s Board of Directors declared a quarterly dividend of $0.20 per share of Class A common stock, for the third quarter 2015, payable on December 4, 2015, to shareholders of record of the Company’s Class A common stock as of the close of business on November 25, 2015.

Subsequent Event

Following quarter end, Medley executed investment management agreements with new and existing institutional investors, increasing AUM by in excess of $500 million. These commitments increased our assets under management to over $4.5 billion.

Conference Call and Webcast Information

We will host an earnings conference call and audio webcast at 10:00 a.m. (Eastern Time) on Monday November 16, 2015 to discuss our third quarter 2015 financial results.

All interested parties may participate in the conference call by dialing (877) 474-9504 approximately 5-10 minutes prior to the call. International callers should dial (857) 244-7557. Participants should reference Medley Management Inc. and the participant passcode of 77294151 when prompted. Following the call you may access a replay of the event via audio webcast. This conference call will be broadcast live over the Internet and can be accessed by all interested parties through the Company's website, http://www.mdly.com. To listen to the live call, please go to the Company's website at least 15 minutes prior to the start of the call to register and download any necessary audio software. For those who are not able to listen to the live broadcast, a replay will be available shortly after the call on the Company's website.

About Medley

Medley is an asset management firm offering yield solutions to retail and institutional investors. Medley's national direct origination franchise, with over 80 people, is a premier provider of capital to the middle market in the U.S. As of November 11, 2015, Medley had in excess of $4.5 billion of assets under management in two business development companies, Medley Capital Corporation (NYSE:MCC), the Sierra Income Corporation, as well as private investment vehicles. Over the past 13 years, we have invested in excess of $6.0 billion to help over 300 companies grow across 35 industries in North America. For additional information, please visit Medley Management Inc. at www.mdly.com.

Forward-Looking Statements

Statements included herein may contain "forward-looking statements". Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of assumptions, risks and uncertainties, which change over time. Actual results may differ materially from those anticipated in any forward-looking statements as a result of a number of factors, including those described from time to time in filings by the Company with the Securities and Exchange Commission, including those described in the section “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014. Except as required by law, the Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements made herein speak only as of the date of this press release.

This press release does not constitute an offer for any Medley fund.

Available Information

Medley Management Inc.’s filings with the Securities and Exchange Commission, press releases, earnings releases and other financial information are available at www.mdly.com.

Exhibit A. Standalone Statements of Operations of Medley Management Inc. (Prior to September 29, 2014, Medley LLC and Medley GP Holdings LLC)

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	(unaudited)		(unaudited)
	2015	2014	2015	2014
	(Amounts in thousands)
Revenues
Management fees	$18,135	$17,616	$56,578	$47,516
Performance fees	(14,595)	3,395	(10,627)	11,471
Other revenues and fees	1,891	2,787	5,496	7,183
Total revenues	5,431	23,798	51,447	66,170

Expenses
Compensation and benefits	5,914	5,677	19,532	15,010
Performance fee compensation	(3,660)	(921)	(4,578)	2,237
General, administrative and other expenses	1,626	3,458	10,756	12,821
Total expenses	3,880	8,214	25,710	30,068

Other income (expense)
Dividend income	222	222	665	665
Interest expense	(2,141)	(2,016)	(6,335)	(3,380)
Other expenses, net	(838)	(87)	(1,087)	(1,707)
Total other expense, net	(2,757)	(1,881)	(6,757)	(4,422)
Income before income taxes	$(1,206)	$13,703	$18,980	$31,680
Provision for (benefit from) income taxes	(113)	578	1,953	1,026
Net income (loss)	(1,093)	13,125	17,027	30,654
Net income (loss) attributable to non-controlling interests in consolidated subsidiaries	(2,150)	612	(1,134)	2,172
Net income attributable to Medley Management Inc. and non-controlling interests in Medley LLC	$1,057	$12,513	$18,161	$28,482

Exhibit B. Reconciliation of Standalone Core Net Income and Core EBITDA to Net income attributable to Medley Management Inc. and non-controlling interests in Medley LLC

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	(unaudited)		(unaudited)
	2015	2014	2015	2014
	(Amounts in thousands)
Net income attributable to Medley Management Inc. and non-controlling interests in Medley LLC	$1,057	$12,513	$18,161	$28,482
Reimbursable fund startup expenses (1)	(943)	1,195	2,751	4,591
Severance expense (1)	-	-	121	(5)
IPO date award stock-based compensation (1)	587	74	1,844	74
Adjustment for pre-IPO guaranteed payments to members (1)(2)	-	(1,069)	-	(3,284)
Core Net Income	$701	$12,713	$22,877	$29,858
Interest expense	2,141	2,016	6,335	3,380
Income taxes	(161)	584	2,557	1,067
Depreciation and amortization	109	103	341	289
Core EBITDA	$2,790	$15,416	$32,110	$34,594

(1)	Amounts are presented net of income taxes.

(2)	Represents a pro-forma adjustment to reflect guaranteed payments to Medley LLC members as compensation expense, that, prior to our reorganization and IPO, were treated as distributions from members’ capital.

Exhibit C. Calculation of Core Net Income Per Share (Standalone)

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	(unaudited)		(unaudited)
	2015	2014	2015	2014
	(Amounts in thousands, except share and per share amounts)
Numerator
Core Net Income	$701	$12,713	$22,877	$29,858
Add: Income taxes	(161)	584	2,557	1,067
Pre-Tax Core Net Income	540	13,297	25,434	30,925

Denominator
Class A shares	6,000,211	6,000,000	6,000,071	6,000,000
Conversion of LLC Units to Class A shares	23,333,333	23,333,333	23,333,333	23,333,333
Restricted stock units (1)	1,122,252	1,151,304	1,122,922	1,151,360
Pro-Forma Weighted Average Shares Outstanding (1)	30,455,796	30,484,637	30,456,326	30,484,693
Pre-Tax Core Net Income Per Share	$0.02	$0.44	$0.84	$1.01
Less: corporate income taxes per share (2)	(0.01)	(0.19)	(0.36)	(0.43)
Core Net Income Per Share	$0.01	$0.25	$0.48	$0.58

(1)	The calculation of Pro-Forma Weighted Average Shares Outstanding assumes the conversion by the pre-IPO holders of 23,333,333 Medley LLC units for 23,333,333 shares of Class A common stock at the beginning of each period presented and, at the beginning of each period in 2014, the issuance of 6,000,000 shares of Class A common stock in connection with our IPO and the grant of 1,151,389 restricted stock units in connection with our IPO, adjusted for actual forfeitures and additional grants during the period.

(2)	Represents a per share adjustment for income taxes assuming that all of our standalone pre-tax earnings were subject to federal, state and local income taxes. We assumed an effective corporate tax rate of 43.0% for all periods presented.

Exhibit D. Condensed Consolidated Statements of Operations of Medley Management Inc. (Prior to September 29, 2014, Medley LLC and Medley GP Holdings LLC)

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	(unaudited)		(unaudited)
	2015	2014	2015	2014
	(Amounts in thousands, except share and per share data)
Revenues
Management fees	$15,870	$17,013	$52,280	$43,466
Performance fees	(1,948)	965	920	3,337
Other revenues and fees	1,891	2,787	5,496	7,183
Total revenues	15,813	20,765	58,696	53,986

Expenses
Compensation and benefits	5,914	5,677	19,532	15,010
Performance fee compensation	(3,660)	(921)	(4,578)	2,237
Consolidated Funds expenses	542	296	1,969	1,129
General, administrative and other expenses	1,626	3,458	10,756	12,821
Total expenses	4,422	8,510	27,679	31,197

Other income (expense)
Dividend income	222	222	665	665
Interest expense	(2,141)	(2,016)	(6,335)	(3,380)
Other expenses, net	(865)	(268)	(1,317)	(1,586)
Interest and other income of Consolidated Funds	21,843	17,880	61,739	51,476
Interest expense of Consolidated Funds	(3,804)	(2,524)	(11,418)	(5,586)
Net realized gain (loss) on investments of Consolidated Funds	(31,965)	(499)	(31,013)	789
Net change in unrealized appreciation (depreciation) on investments of Consolidated Funds	16,011	(2,369)	13,616	(9,540)
Net change in unrealized depreciation (appreciation) on secured borrowings of Consolidated Funds	1,610	1,300	1,112	103
Total other income, net	911	11,726	27,049	32,941
Income before income taxes	12,302	23,981	58,066	55,730
Provision for (benefit from) income taxes	(77)	923	2,864	2,174
Net income	12,379	23,058	55,202	53,556
Net income attributable to non-controlling interests in Consolidated Funds	13,472	9,933	38,175	22,902
Net income (loss) attributable to non-controlling interests in consolidated subsidiaries	(2,150)	612	(1,134)	2,172
Net income attributable to non-controlling interests in Medley LLC	785	$12,135	15,576	$28,104
Net income attributable to Medley Management Inc.	$272	378	$2,585	378

Net income per Class A common stock:
Basic	$0.04	$0.05 (1)	$0.38	$0.05 (1)
Diluted	$0.04	$0.05 (1)	$0.38	$0.05 (1)
Weighted average shares - Basic and Diluted	6,000,211	6,000,000	6,000,071	6,000,000

(1)	Based on net income attributable to Medley Management Inc. from September 29, 2014 to September 30, 2014.

Exhibit E. Condensed Consolidated Balance Sheets of Medley Management Inc.

	As of
	September 30,	As of
	2015	December 31,
	(unaudited)	2014
	(Amounts in thousands)
Assets
Cash and cash equivalents	$63,754	$87,206
Investments, at fair value	10,884	9,901
Management fees receivable	14,800	15,173
Performance fees receivable	6,493	5,573
Other assets	13,966	9,230

Assets of Consolidated Funds:
Cash and cash equivalents	105,122	38,111
Investments, at fair value	778,971	734,870
Interest and dividends receivable	6,124	6,654
Other assets	3,803	3,681
Total assets	$1,003,917	$910,399

Liabilities and Equity
Loans payable	$102,697	$103,057
Accounts payable, accrued expenses and other liabilities	20,739	27,583
Performance fee compensation payable	5,759	11,807

Liabilities of Consolidated Funds:
Accounts payable, accrued expenses and other liabilities	2,199	5,767
Secured borrowings	134,047	141,135
Total liabilities	265,441	289,349

Equity
Class A Common Stock	60	60
Class B Common Stock	-	-
Capital deficit	(8)	(2,384)
Retained earnings	108	272
Total stockholders' equity (deficit), Medley Management Inc.	160	(2,052)
Non-controlling interests in Consolidated Funds	755,827	625,548
Non-controlling interests in consolidated subsidiaries	(708)	1,526
Non-controlling interests in Medley LLC	(16,803)	(3,972)
Total equity	738,476	621,050
Total liabilities and equity	$1,003,917	$910,399

Exhibit F. Condensed Consolidating Statements of Operations and Consolidated Balance Sheets of Medley Management Inc. (Prior to September 29, 2014, Medley LLC and Medley GP Holdings LLC)

	For the Three Months Ended September 30, 2015
	(unaudited)
		Consolidated
	Standalone	Funds	Eliminations	Consolidated
	(Amounts in thousands)
Revenues:
Management fees	$18,135	$-	$(2,265)	$15,870
Performance fees	(14,595)	-	12,647	(1,948)
Other revenues and fees	1,891	-	-	1,891
Total revenues	5,431	-	10,382	15,813

Expenses:
Compensation and benefits	5,914	-	-	5,914
Performance fee compensation	(3,660)	-	-	(3,660)
Consolidated Funds expenses	-	2,807	(2,265)	542
General, administrative and other expenses	1,626	-	-	1,626
Total expenses	3,880	2,807	(2,265)	4,422

Other income (expense):
Dividend income	222	-	-	222
Interest expense	(2,141)	-	-	(2,141)
Other income (expenses), net	(838)	-	(27)	(865)
Interest and other income of Consolidated Funds	-	21,843	-	21,843
Interest expense of Consolidated Funds	-	(3,804)	-	(3,804)
Net realized gain (loss) on investments of Consolidated Funds	-	(31,965)	-	(31,965)
Net change in unrealized appreciation (depreciation) on investments of Consolidated Funds	-	16,011	-	16,011
Net change in unrealized depreciation (appreciation) on secured borrowings of Consolidated Funds	-	1,610	-	1,610
Total other income (expense), net	(2,757)	3,695	(27)	911
Income (loss) before income taxes	(1,206)	888	12,620	12,302
Provision for (benefit from) income taxes	(113)	36	-	(77)
Net income (loss)	(1,093)	852	12,620	12,379
Net income attributable to non-controlling interests in Consolidated Funds	-	-	13,472	13,472
Net income (loss) attributable to non-controlling interests in consolidated subsidiaries	(2,150)	-	-	(2,150)
Net income attributable to non-controlling interests in Medley LLC	785	-	-	785
Net income attributable to Medley Management Inc.	$272	$852	$(852)	$272

	For the Nine Months Ended September 30, 2015
	(unaudited)
		Consolidated
	Standalone	Funds	Eliminations	Consolidated
	(Amounts in thousands)
Revenues:
Management fees	$56,578	$-	$(4,298)	$52,280
Performance fees	(10,627)	-	11,547	920
Other revenues and fees	5,496	-	-	5,496
Total revenues	51,447	-	7,249	58,696

Expenses:
Compensation and benefits	19,532	-	-	19,532
Performance fee compensation	(4,578)	-	-	(4,578)
Consolidated Funds expenses	-	6,267	(4,298)	1,969
General, administrative and other expenses	10,756	-	-	10,756
Total expenses	25,710	6,267	(4,298)	27,679

Other income (expense):
Dividend income	665	-	-	665
Interest expense	(6,335)	-	-	(6,335)
Other income (expenses), net	(1,087)	-	(230)	(1,317)
Interest and other income of Consolidated Funds	-	61,739	-	61,739
Interest expense of Consolidated Funds	-	(11,418)	-	(11,418)
Net realized gain (loss) on investments of Consolidated Funds	-	(31,013)	-	(31,013)
Net change in unrealized appreciation (depreciation) on investments of Consolidated Funds	-	13,616	-	13,616
Net change in unrealized depreciation (appreciation) on secured borrowings of Consolidated Funds	-	1,112	-	1,112
Total other income (expense), net	(6,757)	34,036	(230)	27,049
Income before income taxes	18,980	27,769	11,317	58,066
Provision for income taxes	1,953	911	-	2,864
Net income	17,027	26,858	11,317	55,202
Net income attributable to non-controlling interests in Consolidated Funds	-	-	38,175	38,175
Net income (loss) attributable to non-controlling interests in consolidated subsidiaries	(1,134)	-	-	(1,134)
Net income attributable to non-controlling interests in Medley LLC	15,576	-	-	15,576
Net income attributable to Medley Management Inc.	$2,585	$26,858	$(26,858)	$2,585

	For the Three Months Ended September 30, 2014
	(unaudited)
		Consolidated
	Standalone	Funds	Eliminations	Consolidated
	(Amounts in thousands)
Revenues:
Management fees	$17,616	$-	$(603)	$17,013
Performance fees	3,395	-	(2,430)	965
Other revenues and fees	2,787	-	-	2,787
Total revenues	23,798	-	(3,033)	20,765

Expenses:
Compensation and benefits	5,677	-	-	5,677
Performance fee compensation	(921)	-	-	(921)
Consolidated Funds expenses	-	899	(603)	296
General, administrative and other expenses	3,458	-	-	3,458
Total expenses	8,214	899	(603)	8,510

Other income (expense):
Dividend income	222	-	-	222
Interest expense	(2,016)	-	-	(2,016)
Other income (expenses), net	(87)	-	(181)	(268)
Interest and other income of Consolidated Funds	-	17,880	-	17,880
Interest expense of Consolidated Funds	-	(2,524)	-	(2,524)
Net realized gain (loss) on investments of Consolidated Funds	-	(499)	-	(499)
Net change in unrealized appreciation (depreciation) on investments of Consolidated Funds	-	(2,369)	-	(2,369)
Net change in unrealized depreciation (appreciation) on secured borrowings of Consolidated Funds	-	1,300	-	1,300
Total other income (expense), net	(1,881)	13,788	(181)	11,726
Income before income taxes	13,703	12,889	(2,611)	23,981
Provision for income taxes	578	345	-	923
Net income	13,125	12,544	(2,611)	23,058
Net income attributable to non-controlling interests in Consolidated Funds	-	-	9,933	9,933
Net income attributable to non-controlling interests in consolidated subsidiaries	612	-	-	612
Net income attributable to non-controlling interests in Medley LLC	12,135	-	-	12,135
Net income attributable to Medley LLC	$378	$12,544	$(12,544)	$378

	For the Nine Months Ended September 30, 2014
	(unaudited)
		Consolidated
	Standalone	Funds	Eliminations	Consolidated
	(Amounts in thousands)
Revenues:
Management fees	$47,516	$-	$(4,050)	$43,466
Performance fees	11,471	-	(8,134)	3,337
Other revenues and fees	7,183	-	-	7,183
Total revenues	66,170	-	(12,184)	53,986

Expenses:
Compensation and benefits	15,010	-	-	15,010
Performance fee compensation	2,237	-	-	2,237
Consolidated Funds expenses	-	5,179	(4,050)	1,129
General, administrative and other expenses	12,821	-	-	12,821
Total expenses	30,068	5,179	(4,050)	31,197

Other income (expense):
Dividend income	665	-	-	665
Interest expense	(3,380)	-	-	(3,380)
Other income (expenses), net	(1,707)	-	121	(1,586)
Interest and other income of Consolidated Funds	-	51,476	-	51,476
Interest expense of Consolidated Funds	-	(5,586)	-	(5,586)
Net realized gain (loss) on investments of Consolidated Funds	-	789	-	789
Net change in unrealized appreciation (depreciation) on investments of Consolidated Funds	-	(9,540)	-	(9,540)
Net change in unrealized depreciation (appreciation) on secured borrowings of Consolidated Funds	-	103	-	103
Total other income (expense), net	(4,422)	37,242	121	32,941
Income before income taxes	31,680	32,063	(8,013)	55,730
Provision for income taxes	1,026	1,148	-	2,174
Net income	30,654	30,915	(8,013)	53,556
Net income attributable to non-controlling interests in Consolidated Funds	-	-	22,902	22,902
Net income attributable to non-controlling interests in consolidated subsidiaries	2,172	-	-	2,172
Net income attributable to non-controlling interests in Medley LLC	28,104	-	-	28,104
Net income attributable to Medley LLC	$378	$30,915	$(30,915)	$378

	As of September 30, 2015
	(unaudited)
		Consolidated
	Standalone	Funds	Eliminations	Consolidated
	(Amounts in thousands)
Assets
Cash and cash equivalents	$63,754	$-	$-	$63,754
Investments, at fair value	11,114	-	(230)	10,884
Management fees receivable	15,215	-	(415)	14,800
Performance fees receivable	6,493	-	-	6,493
Other assets	15,268	-	(1,302)	13,966

Assets of Consolidated Funds:
Cash and cash equivalents	-	105,122	-	105,122
Investments, at fair value	-	778,971	-	778,971
Interest and dividends receivable	-	6,124	-	6,124
Other assets	-	3,803	-	3,803
Total assets	$111,844	$894,020	$(1,947)	$1,003,917

Liabilities and equity
Loans payable	$102,697	$-	$-	$102,697
Accounts payable, accrued expenses and other liabilities	20,739	-	-	20,739
Performance fee compensation payable	5,759	-	-	5,759

Liabilities of Consolidated Funds:
Accounts payable, accrued expenses and other liabilities	-	3,916	(1,717)	2,199
Secured borrowings	-	134,047	-	134,047
Total liabilities	129,195	137,963	(1,717)	265,441

Equity
Class A Common Stock	60	-	-	60
Class B Common Stock	-	-	-	-
Capital deficit	(8)	-	-	(8)
Retained earnings	108	-	-	108
Total stockholders' equity (deficit), Medley Management Inc.	160	-	-	160
Non-controlling interests in Consolidated Funds	-	-	755,827	755,827
Non-controlling interests in consolidated subsidiaries	(708)	-	-	(708)
Non-controlling interests in Medley LLC	(16,803)	-	-	(16,803)
Members' equity of consolidated funds	-	756,057	(756,057)	-
Total (deficit) equity	(17,351)	756,057	(230)	738,476
Total liabilities and equity	$111,844	$894,020	$(1,947)	$1,003,917

	As of December 31, 2014
		Consolidated
	Standalone	Funds	Eliminations	Consolidated
	(Amounts in thousands)
Assets
Cash and cash equivalents	$87,206	$-	$-	$87,206
Investments, at fair value	22,143	-	(12,242)	9,901
Management fees receivable	15,173	-	-	15,173
Performance fees receivable	5,573	-	-	5,573
Other assets	9,230	-	-	9,230

Assets of Consolidated Funds:
Cash and cash equivalents	-	38,111	-	38,111
Investments, at fair value	-	734,870	-	734,870
Interest and dividends receivable	-	6,654	-	6,654
Other assets	-	5,057	(1,376)	3,681
Total assets	$139,325	$784,692	$(13,618)	$910,399

Liabilities and equity
Loans payable	$103,057	$-	$-	$103,057
Accounts payable, accrued expenses and other liabilities	28,959	-	(1,376)	27,583
Performance fee compensation payable	11,807	-	-	11,807

Liabilities of Consolidated Funds:
Accounts payable, accrued expenses and other liabilities	-	5,767	-	5,767
Secured borrowings	-	141,135	-	141,135
Total liabilities	143,823	146,902	(1,376)	289,349

Equity
Class A Common Stock	60	-	-	60
Class B Common Stock	-	-	-	-
Capital deficit	(2,384)	-	-	(2,384)
Retained earnings	272	-	-	272
Total stockholders' equity (deficit), Medley Management Inc.	(2,052)	-	-	(2,052)
Non-controlling interests in Consolidated Funds	-	-	625,548	625,548
Non-controlling interests in consolidated subsidiaries	1,526	-	-	1,526
Non-controlling interests in Medley LLC	(3,972)	-	-	(3,972)
Members' equity of consolidated funds	-	637,790	(637,790)	-
Total (deficit) equity	(4,498)	637,790	(12,242)	621,050
Total liabilities and equity	$139,325	$784,692	$(13,618)	$910,399